                                                                    EXHIBIT 99.1

BANC ONE CREDIT CARD MASTER TRUST - SERIES ALLOCATION REPORT

Distribution Date of:                   17-Jul-00  For the Monthly Period Ending:   30-Jun-00  Days in Interest Period (30/360)   30
Determined as of:                       11-Jul-00  Monthly Period                          68  Days in Interest Period (Act/360)  32

       Beginning                      Total Trust     Investor Interest   Series  1995-A       Series  1995-B    Series  1996-A
------------------------            ----------------  -----------------   --------------       --------------    --------------
Pool Balance (Principal)            3,964,059,975.81
Finance Charges O/S                   146,168,885.63
Excess Funding Account                          0.00

Initial Invested Amount                                3,860,000,000.00    380,000,000.00      380,000,000.00    500,000,000.00
Invested Amount                                        3,332,800,000.00     22,800,000.00      380,000,000.00    500,000,000.00
Class A Invested Amount                                                              0.00      357,200,000.00    465,000,000.00
Class B Invested Amount                                                     22,800,000.00       22,800,000.00     35,000,000.00

Principal Funding Account                                178,600,000.00              0.00      178,600,000.00              0.00

Adjusted Invested Amount                               3,154,200,000.00     22,800,000.00      201,400,000.00    500,000,000.00
Class A Adjusted Invested Amt                                                        0.00      178,600,000.00    465,000,000.00
Class B Adjusted Invested Amt                                               22,800,000.00       22,800,000.00     35,000,000.00
Enhancement Invested Amount                                        0.00              0.00                0.00              0.00

Principal Allocation Pct                      100.00%             93.09%             9.59%               9.59%            12.61%
Principal Collections                 458,670,577.49     426,959,844.52     43,968,764.48       43,968,764.48     57,853,637.47

Floating Allocation Pct                       100.00%             82.57%             2.08%               6.58%            12.61%
Finance Charge Collections             73,265,134.95      60,497,652.79      1,521,713.30        4,822,660.60      9,241,173.87
Defaulted Amount                       25,354,539.40      20,936,153.63        526,612.55        1,668,956.71      3,198,051.94

Interchange Collections                 9,315,818.38       7,692,405.76        193,489.10          613,211.60      1,175,034.99
Servicer Interchange                                       3,471,666.67         23,750.00          395,833.33        520,833.33

Shared Principal Collections                             379,458,276.97     21,695,377.03                0.00     61,051,689.41
        Ending                        Total Trust     Investor Interest    Series  1995-A      Series  1995-B    Series  1996-A
------------------------            ----------------  -----------------   --------------      --------------    --------------
Pool Balance (Principal)            3,939,186,249.85
Finance Charges O/S                   145,741,321.30
Excess Funding Account                          0.00

Initial Invested Amount                                3,480,000,000.00              0.00      380,000,000.00    500,000,000.00
Invested Amount                                        3,310,000,000.00              0.00      380,000,000.00    500,000,000.00
Class A Invested Amount                                                              0.00      357,200,000.00    465,000,000.00
Class B Invested Amount                                                              0.00       22,800,000.00     35,000,000.00

Principal Funding Account                                238,133,333.33              0.00      238,133,333.33              0.00

Partial Amortization Amount                                        0.00              0.00                0.00              0.00

Adjusted Invested Amount                               3,071,866,666.67              0.00      141,866,666.67    500,000,000.00
Class A Adjusted Invested Amt                                                        0.00      119,066,666.67    465,000,000.00
Class B Adjusted Invested Amt                                                        0.00       22,800,000.00     35,000,000.00
Enhancement Invested Amount                                        0.00              0.00                0.00              0.00

Principal Allocation Pct                      100.00%             84.03%             0.00%               9.65%            12.69%
Floating Allocation Pct                       100.00%             79.49%             0.00%               5.11%            12.69%

        Beginning                    Series  1997-1      Series  1997-2
------------------------            ----------------     ---------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount             1,700,000,000.00     900,000,000.00
Invested Amount                     1,530,000,000.00     900,000,000.00
Class A Invested Amount             1,530,000,000.00     900,000,000.00
Class B Invested Amount                         0.00               0.00

Principal Funding Account                       0.00               0.00

Adjusted Invested Amount            1,530,000,000.00     900,000,000.00
Class A Adjusted Invested Amt       1,530,000,000.00     900,000,000.00
Class B Adjusted Invested Amt                   0.00               0.00
Enhancement Invested Amount                     0.00               0.00

Principal Allocation Pct                       38.60%             22.70%
Principal Collections                 177,032,130.65     104,136,547.44

Floating Allocation Pct                        38.60%             22.70%
Finance Charge Collections             28,277,992.05      16,634,112.97
Defaulted Amount                        9,786,038.94       5,756,493.49

Interchange Collections                 3,595,607.08       2,115,062.99
Servicer Interchange                    1,593,750.00         937,500.00

Shared Principal Collections          186,818,169.59     109,893,040.94

        Ending                      Series  1997-1      Series  1997-2
------------------------           -----------------    ---------------
Pool Balance (Principal)
Finance Charges O/S
Excess Funding Account

Initial Invested Amount             1,700,000,000.00     900,000,000.00
Invested Amount                     1,530,000,000.00     900,000,000.00
Class A Invested Amount             1,530,000,000.00     900,000,000.00
Class B Invested Amount                         0.00               0.00

Principal Funding Account                       0.00               0.00

Partial Amortization Amount                     0.00               0.00

Adjusted Invested Amount            1,530,000,000.00     900,000,000.00
Class A Adjusted Invested Amt       1,530,000,000.00     900,000,000.00
Class B Adjusted Invested Amt                   0.00               0.00
Enhancement Invested Amount                     0.00               0.00

Principal Allocation Pct                       38.84%             22.85%
Floating Allocation Pct                        38.84%             22.85%

*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. Beginning Floating Allocation Percentages are based on the Adjusted Invested Amounts as of the last day of the Monthly Period preceding the current Monthly Period. Ending Floating Allocation Percentages will be used for next month's allocations.

Distribution Date of:  17-Jul-00  For the Monthly Period Ending:   30-Jun-00  Days in Interest Period (30/360)    30
Determined as of:      11-Jul-00  Monthly Period                          68   Days in Interest Period (Act/360)  32

Minimum Balance Requirement                                   Gross Balances of
---------------------------
                                                              Accounts Delinquent:                 (%)              ($)
                                                              --------------------                -----         ---------------
Trust Initial Invested Amount              3,860,000,000.00
Trust PFA                                    178,600,000.00   30 - 59 days                        1.69%         68,904,742.34
Ending Portfolio Principal Balance         3,939,186,249.85   60 - 89 days                        1.18%         48,399,280.04
                                                              90 days +                           2.22%         90,790,364.93
Beginning Excess Funding Acct Bal                      0.00   Total 30 days +                     5.09%        208,094,387.31
Required Excess Funding Account Deposit                0.00
Excess Funding Account Withdrawal                      0.00

Seller's Participation Amt (w/o EFA)         784,986,249.85   Gross Credit Losses                 8.27%         27,318,616.88
Required Seller's Interest                   196,959,312.49   Net Credit Losses                   7.68%         25,354,539.40
Required Excess Funding Account Balance                0.00   Discount Option Receivables                                   0
Seller's Participation Amount                784,986,249.85   Discount Percentage                                        0.00%
Seller's Interest Percentage                          19.93%  Finance Charge Billed - pool                      56,591,925.55
                                                              Fees Billed - pool                                 9,014,841.65
Fraud Losses reassigned to the Seller                  0.00   Interest Earned on Collection Account              2,573,023.33
                                                              Required Principal Balance                     3,690,000,000.00
                                                              EFA + Receivables + PFA                        4,117,786,249.85